Supplemental Information on Oil and Natural Gas Exploration and Production Activities (Unaudited) (Details 2) (USD $) In Thousands, unless otherwise specified	1 Months Ended	12 Months Ended	10 Months Ended	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2012	Nov. 15, 2011 Predecessor	Dec. 31, 2010 Predecessor
Acquisition of oil and natural gas properties
Proved	$ 56	$ 9,795	$ 392	$ 105,209
Development costs	2,461	31,598	48,702	44,680
Total	$ 2,517	$ 41,393	$ 49,094	$ 149,889